Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Midstream Focus Fund
(the "Fund")

Supplement dated January 25, 2021 to the Fund's
Summary Prospectus and Prospectus,
each dated January 28, 2020, as supplemented and amended to date

Effective January 28, 2021, under the heading "Principal Investment Strategies," the disclosure will be amended in pertinent part as follows:

"Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships ("MLPs") and in other investments that have economic characteristics similar to such securities (collectively, "Midstream Investments") (the "80% Policy"). The Fund's Midstream Investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of "MLP affiliates," which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as "C" corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as "C" corporations or organized as limited liability companies. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality Midstream Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the energy infrastructure industry and the energy industry, and the Fund intends to make the majority of its investments in "midstream" securities. Midstream Investments encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil and refined products, as well as other energy infrastructure companies including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass). The Fund may invest in securities of Midstream Investments and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.

In addition, the Fund may invest up to 20% of its total assets in non-Midstream Investments, including debt securities of any issuers, including such securities which may be rated below investment grade ("junk bonds") by a nationally recognized statistical rating organization ("NRSRO") or determined by the Adviser to be of comparable credit quality. The Fund will not have any duration or weighted average maturity restrictions. The Fund may also invest up to 15% of net assets in illiquid securities, and may write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security."

Effective January 28, 2021, under the heading "Principal Risks of Investing in the Fund," the disclosure will be amended in pertinent part as follows:

"Dividend Distribution Risk. The Fund's dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Fund. The amount of the Fund's distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund's distributions also give consideration to the estimated future cash flows of investments held by the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Fund.

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund's distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to make consistent monthly distributions to its shareholders at a variable rate on a quarterly basis, the Fund's distributions may exceed or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund's distribution rate is not derived from the Fund's investment income or loss, the Fund's distributions do not represent yield or investment return on the Fund's portfolio. For these reasons, the Fund may over various periods of time pay dividends in excess of the distributions paid by the Fund's underlying MLP investments. While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund's net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital (for capital gain to the extend distributions exceed the Fund's basis in its MLPs), may differ greatly from those of the underlying MLPs."

....

"Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund's fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is anticipated that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

During periods of very low or negative interest rates, fixed income securities may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extend the Fund is exposed to such interest rates.

"Junk" Bond Risk. Debt securities that are below investment grade, called "junk bonds," generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments."

Effective January 28, 2021, the portfolio management disclosure under the heading "Management," will be deleted and replaced with the following:

"Portfolio Managers: Robert T. Chisholm, Managing Director and Portfolio Manager, Jeff Jorgensen, Managing Director and Portfolio Manager, Boran Buturovic, Director and Portfolio Manager, and Joe Herman, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Chisholm previously served as a Co-Portfolio Manager of the Predecessor Fund since its inception, Mr. Jorgensen previously served as a Co-Portfolio Manager of the Predecessor Fund since April 2016, and Messrs. Buturovic and Herman have served as Portfolio Managers of the Fund since January 2021."

Capitalized terms used herein but not defined shall have the meanings assigned to them either in the Summary Prospectus or Prospectus.

Please retain this Supplement for reference.

(212) 549-8367

thomas.peeney@brookfield.com

January 25, 2021

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549

Re:                             Brookfield Investment Funds (the “Trust”)

Registration No. 333-174323; 811-22558

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, transmitted herewith is a supplement to the Trust’s Summary Prospectus and Prospectus, each dated January 28, 2020, as amended and supplemented to date, in relation to Center Coast Brookfield Midstream Focus Fund, a series of the Trust.

Pursuant to Rule 497(e), the supplement has been marked with the registration number and rule number in the upper right-hand corner.

Should you have any questions regarding this matter, please do not hesitate to contact the undersigned at the above number. Thank you.

Sincerely,

/s/ Thomas D. Peeney
Thomas D. Peeney
Secretary of the Trust

Enclosures

Cc:                             Vadim Avdeychik, Paul Hastings LLP